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                           FORM OF EXCHANGE AGREEMENT

        THIS EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of ______ __, 1997 by and among Steven H. Plausteiner, a resident of the State of Vermont, ("Steven"), Susan D. Plausteiner, a resident of the State of Vermont ("Susan"; Susan and Steven are sometimes referred to herein collectively as the "Plausteiners"), Snowdance Ski Company ("Ski"), a Delaware corporation and general partner of Ascutney Mountain Resort, L.P., Snowdance Hotel Company ("Hotel"), a Delaware corporation and general partner of Ascutney Mountain Resort Hotel, L.P., Snowdance Realty Company ("Realty"), a Delaware corporation and general partner of Ascutney Mountain Resort Realty, L.P.; Steven, Susan, Ski, Hotel and Realty are sometimes collectively referred to herein as the "Partners" and individually as a "Partner") and Snowdance, Inc., a Delaware corporation (the "Company").

                                    RECITALS

        WHEREAS, the partnership interests (the "Resort Partnership Interests") of Ascutney Mountain Resort, L.P. ("Resort L.P.") are owned beneficially and held of record as follows:

                      Ski....................................................1%
                      Susan.................................................89%
                      Steven................................................10%;

        WHEREAS, the partnership interests (the "Hotel Partnership Interests") of Ascutney Mountain Resort Hotel, L.P. ("Hotel L.P.") are owned beneficially and held of record as follows:

                      Hotel..................................................1%
                      Susan.................................................89%
                      Steven................................................10%;

        WHEREAS, the partnership interests (the "Realty Partnership Interests") of Ascutney Mountain Resort Realty, L.P. ("Realty L.P.") are owned beneficially and held of record as follows:

                      Realty.................................................1%
                      Susan.................................................89%
                      Steven................................................10%;

        WHEREAS, Susan is the sole beneficial and record owner of the outstanding capital stock of Ski, Hotel and Realty;

        WHEREAS, Susan and Steven are the only beneficial and record owners of the outstanding capital stock of Ascutney Mountain Foods, Inc. ("Foods"), a Vermont corporation; and



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        WHEREAS, after the exchange below, the parties also desire to terminate the following Partnership Agreements, each dated as of August 23, 1993 (the "Partnership Agreements"): Agreement of Limited Partnership Agreement among Ski, Susan and Steven; Agreement of Limited Partnership Agreement among Hotel, Susan and Steven and Agreement of Limited Partnership Agreement among Realty, Susan and Steven.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

               1. Transfer of Partnership Interests by the Plausteiners. Each of the Plausteiners hereby transfers and assigns to the Company, and the Company hereby acquires from the Plausteiners, (a) all of the Resort Partnership Interests owned beneficially and held by the Plausteiners, (b) all of the Hotel Partnership Interests owned beneficially and held by the Plausteiners and (c) all of the Realty Partnership Interests owned beneficially and held by the Plausteiners (collectively, the "Partnership Interests").

               2. Transfer of Common Stock by Susan and Steven. Susan hereby transfers and assigns to the Company, and the Company hereby acquires from Susan, (a) all of the common stock of Ski owned beneficially and held by Susan,
(b) all of the common stock of Hotel owned beneficially and held by Susan and
(c) all of the common stock of Realty owned beneficially and held by Susan (collectively, the "GP Common Stock"). In addition, the Plausteiners hereby transfer and assign to the Company and the Company hereby acquires from the Plausteiners all of the common stock of Foods owned beneficially and held by the Plausteiners.

               3. Issuance of Shares by the Company. In exchange for each of the Partnership Interests transferred by the Plausteiners to the Company pursuant to
Section 1 and all of the GP common Stock transferred by Susan to the Company pursuant to Section 2, the Company hereby issues to Susan and Steven the following number of duly authorized, validly issued, fully paid and nonassessable shares of Company Common Stock:

               Susan:   ___  shares of Company Common Stock for Susan's
                             partnership interests in Resort L.P.

                        ___ shares of Company Common Stock for Susan's partnership interests in Hotel L.P.

                        ___ shares of Company Common Stock for Susan's partnership interests in Realty L.P.

                        ___ shares of Company Common Stock for Susan's common stock in Ski

                        ___ shares of Company Common Stock for Susan's common stock in Hotel

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                        ___  shares of Company Common Stock for Susan's common
                             stock in Realty

                        ___ shares of Company Common Stock for Susan's common stock in Foods

               Steven: ___   shares of Company Common Stock for Steven's
                             partnership interests in Resort L.P.

                        ___ shares of Company Common Stock for Steven's partnership interests in Hotel L.P.

                        ___ shares of Company Common Stock for Steven's partnership interests in Realty L.P.

                        ___ shares of Company Common Stock for Steven's common stock in Foods

               4. Termination of Partnership Agreements. After the exchanges pursuant to Sections 1, 2 and 3 above, the parties agree that the Partnership Agreements are hereby terminated and shall have no further force and effect.

               5.     Representations of the Partners.

               5.1 Each of the Partners severally represents and warrants to the Company that he or she or it has valid and marketable title to its respective Resort Partnership Interests, Hotel Partnership Interests and Realty Partnership Interests set forth in the Recitals, free and clear of all liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests and rights of whatever nature, and the transfer of such partnership interests to the Company by the Plausteiners, directly, and by Ski, Hotel and Realty, indirectly, hereunder shall pass good and marketable title to such Resort Partnership Interests, Hotel Partnership Interests and Realty Partnership Interests, free and clear of all liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests and rights of whatever nature.

               5.2 Each of the Partners severally represents and warrants to the Company that he or she or it has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a valid and binding agreement of each of the Partners enforceable against each of them in accordance with its terms.

               5.3 Each of the Plausteiners severally represents and warrants to the Company that he or she is acquiring the Company Common Stock for investment and not with a view to or for sale in connection with any distribution of the Company Common Stock, other than 70,000 shares of Company Common Stock that is registered on Form SB-2 and subject to an over-allotment option (the "Registered Stock"). Except for the Registered Stock, each of the Plausteiners severally acknowledges that the Company Common Stock has not been registered under the Securities Act of 1933, as amended, that any disposition of the Company Common Stock is subject to restrictions imposed by federal and state law, and that

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the certificates representing the Company Common Stock will bear a restrictive legend. Each of the Plausteiners severally also acknowledges that he or she cannot dispose of the Company Common Stock absent registration and qualification, or an available exemption from registration and qualification.

               6. Representation of the Company. The Company represents and warrants to each of the Plausteiners (i) that the Company has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) this Agreement is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms and (iii) that the shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable.

               7. Further Assurances. Each of the parties hereto covenants that he, she or it shall cooperate with the other parties hereto and execute such further instruments and documents as any of the parties shall reasonably request to carry out the transactions contemplated by this Agreement.

               8. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

                                                   _____________________________
                                                   STEVEN H. PLAUSTEINER
                                                   _____________________________
                                                   SUSAN D. PLAUSTEINER
                                                   _____________________________
                                                   SNOWDANCE SKI COMPANY

                                                   By: _________________________
                                                   Its:_________________________

                                                   SNOWDANCE HOTEL COMPANY

                                                   By: _________________________
                                                   Its:_________________________

                                                   SNOWDANCE REALTY COMPANY

                                                   By: _________________________
                                                   Its:_________________________

                                                   SNOWDANCE, INC.

                                                   By: _________________________
                                                   Its:_________________________


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